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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MAY 9, 2000
                                                 -------------------

                              SIERRA PACIFIC RESOURCES
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                                         NEVADA
                ------------------------------------------------------
                        (State of incorporation or organization)

        1-8788                                               88-0198358
------------------------                              ------------------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

                    P.O. BOX 30150 (6100 NEIL ROAD), RENO, NEVADA 89511
                   ----------------------------------------------------
                   (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:  (775) 834-4011
                                                    -------------------

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Item 5.  OTHER EVENTS.

         On June 7, 1999, the Registrant filed a Registration Statement on Form S-3 (File Nos. 333-80149, 333-80149-01, and 333-80149-02), as amended by a Pre-Effective Amendment No. 1, filed on May 1, 2000 (the "Registration Statement"), in connection with its proposed offering of $500,000,000 of securities. The Registration Statement was declared effective on May 3, 2000. As exhibits to the Registration Statement, the Registrant filed draft forms of several agreements relating to Debt Securities. The Registrant subsequently offered and sold $300,000,000 principal amount of 8-3/4% Notes due 2000 (the "Notes") pursuant to a definitive prospectus and prospectus supplement, the final form of which was filed in a 424(b)(5) filing on May 8, 2000. The Notes were offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, and Salomon Smith Barney Inc., as underwriters. In connection with the offering and sale of the Notes, the Registrant finalized certain agreements relating to the Notes which had been previously filed in draft form. The final forms of those agreements are filed herewith as exhibits, as set forth in Item 7 hereof.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

         Exhibit 1.1 -- Purchase Agreement, dated May 5, 2000

         Exhibit 4.1 -- Indenture between Sierra Pacific Resources and The
                        Bank of New York, dated as of May 1, 2000

         Exhibit 4.2 -- Global 8-3/4% Note due 2005

         Exhibit 4.3 -- Officers' Certificate pursuant to Sections 2.01,
                        13.04 and 13.05 of the Indenture establishing the terms of the 8-3/4% Notes due 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIERRA PACIFIC RESOURCES


Date: May 22, 2000                     By: /s/ Richard K. Atkinson
                                          -------------------------------------
                                       Richard K. Atkinson, Assistant Treasurer
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                                   EXHIBIT INDEX

EXHIBIT       DOCUMENT
-------       --------

  1.1         Purchase Agreement, Dated May 5, 2000

  4.1 Indenture between Sierra Pacific Resources and The Bank of New York, dated as of May 1, 2000

  4.2         Global 8-3/4% Note due 2005

  4.3         Officers' Certificate pursuant to Sections 2.01, 13.04 and
              13.05 of the Indenture establishing the terms of the 8-3/4% Notes due 2005